                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             PERFECTDATA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              PERFECTDATA CORPORATION
                                110 WEST EASY STREET
                          SIMI VALLEY, CALIFORNIA 93065
                                 (805) 581-4000

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON SEPTEMBER 23, 1999


To the Shareholders of PERFECTDATA CORPORATION:

     You are cordially invited to attend the Annual Meeting of the Shareholders of PerfectData Corporation, a California corporation (the "Company"), which will be held at the offices of Flamemaster Corporation at 11120 Sherman Way, Sun Valley, CA 91352 at 10:00 a.m. Pacific Standard Time, on September 23, 1999, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

1. To elect a board of three (3) directors to serve until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify;

2. To ratify the selection of Beckman, Kirkland & Whitney as independent accountants for the Company for the fiscal year ending March 31, 2000; and,

3. To transact such other business incident to the conduct of the meeting or any adjournment thereof.

     Shareholders of record of the Company's common stock at the close of business on July 29, 1999, the record date fixed by the Board, are entitled to notice of, and to vote at, the meeting.

     THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                         BY ORDER OF THE BOARD OF DIRECTORS


                                  Joseph Mazin
                                  President

Simi Valley, California
July 12, 1999

                              PERFECTDATA CORPORATION
                                110 WEST EASY STREET
                          SIMI VALLEY, CALIFORNIA 93065


                                 PROXY STATEMENT
                                 ---------------

           Approximate date proxy material first sent to shareholders:

                                 August 23, 1999


     The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Shareholders of PerfectData Corporation (the "Company") to be held on September 23, 1999, and adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement.

                     SOLICITATION AND REVOCATION OF PROXIES

     A form of proxy is being furnished by the Company to each shareholder, and, in each case, is solicited on behalf of the Board of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositaries and other fiduciaries, for costs incurred in forwarding soliciting material to their principals. Members of the management of the Company may solicit some shareholders in person, or by telephone or by telegraph, following solicitations of this Proxy Statement, but will not be separately compensated for such services.

     Proxies duly executed and returned by shareholders and received by the Company before the Meeting will be voted (a) FOR the election of all three
(3) of the nominee-directors specified herein; (b) FOR the ratification of the selection of Beckman, Kirkland & Whitney as the Company's independent accountants for fiscal year 2000, unless a contrary choice is specified. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the person designated as proxy will take such actions as he, in his discretion, may deem advisable. The person named as proxy was selected by the Board of the Company and is an officer of the Company.

     Your execution of the enclosed proxy will not affect your rights as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by either (a) a later-dated proxy, (b) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (c) attendance at the Meeting and voting in person.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Company has outstanding only common stock, of which 3,192,306 shares were outstanding as of the close of business on July 29, 1999 (the "Record Date"). Only shareholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each shareholder of common stock is entitled to one vote for each share of stock held by him, except that in the election of directors, each shareholder has cumulative voting rights. Voting on all matters, other than the election of directors, submitted for approval by the shareholders at this Meeting will be on a noncumulative basis.

     The Company's transfer agent will act as Tabulator for votes cast by proxy. Votes cast in person at the Annual Meeting will be tabulated by the Inspector of Election appointed for the meeting. Representation at the Meeting by the holders of more than 33-1/3% of the outstanding shares of common stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

     The following table sets forth, as of June 30, 1999, information concerning (a) beneficial ownership of voting securities (only common stock) of the Company by the persons who are known by the Company to own beneficially more than 5% of the Company's common stock, and (b) beneficial ownership of the Company's common stock by all directors and officers of the Company as a group:


                                                     Amount and
                                                     Nature of              Percent
Title of               Name and Address              Beneficial             of
Class                  of Beneficial Owner           Ownership (1)          Class(2)
--------               --------------------          -------------          --------

(a) More than
    5% Share-
    holdings

    Common
    Stock              Joseph Mazin                  917,697(3)(4)(5)       28.0
                       110 West Easy Street                 (6)(7)
                       Simi Valley, CA 93065

                       Flamemaster Corporation       613,497                19.2
                       11120 Sherman Way
                       Sun Valley, CA 91252

                       Leland P. Polak and           316,000                9.9
                       Mark E. Polak
                       11494 Burbank Blvd.
                       North Hollywood, CA 91601

                       William R. Woodward           213,349                6.7
                       Successor &
                       Special Trustee
                       Richard M. Drysdale Trust
                       116 26th Street
                       Santa Monica, CA 90402

                                      3

                                                     Amount and
                                                     Nature of              Percent
Title of               Name and Address              Beneficial             of
Class                  of Beneficial Owner           Ownership (1)          Class(2)
--------               --------------------          -------------          --------
 (b) Directors and Officers

    Common
    Stock              All directors and             946,297(3)(4)(5)       28.7
                       officers as a group                  (6)(7)(8)
                       (4 in number)

-------

(1) All shares are owned directly by the owner named in the table, except as otherwise indicated in a footnote below.

(2)  Percentages are based on the number of shares of common stock
     outstanding on June 30, 1999.   There were 3,192,306 shares of common
     stock outstanding on June 30, 1999.

(3) Includes 613,497 shares owned by Flamemaster Corporation for which Mr. Mazin has voting power as President, Chairman and CEO of Flamemaster Corporation.

(4) Includes 37,700 shares owned by the Flamemaster Employees' Profit Sharing Plan for which Mr. Mazin is the fiduciary.

(5) Includes 30,500 shares owned by Altius Investment Corporation for which Mr. Mazin has shared voting power as Chairman of the Board of Altius Investment Corporation.

(6) Includes 25,000 shares which are covered by a stock option which was granted June 28, 1993, and which is exercisable at any time on or before June 28, 2003. Percentage of interest includes these shares.

(7) Includes 65,000 shares which are covered by a stock option which was granted November 24, 1993, and which is exercisable at any time on or before November 24, 2003. Percentage of interest includes these shares.

(8) Includes 10,000 shares which are covered by a stock option which was granted July 20, 1995, and which is exercisable at any time on or before July 20, 2005 Percentage of interest includes these shares.


                     NOMINATION AND ELECTION OF DIRECTORS

     The Company's last annual meeting of shareholders was held on January 11, 1996, at which time Joseph Mazin, Bruce D. Stuart, Tracie Savage and Gerald W. Chamales were duly elected to serve as directors of the Company until the next annual meeting of shareholders and until their successors are elected and qualify. Mr. Stuart resigned as a director July 1, 1997. On July 24, 1997, Ronald M. Chodorow was elected to the Board to fill Mr. Stuart's position. On

September 30, 1997, the Board received the resignation of Gerald W. Chamales. His position has not been filled.

     The Company's By-laws provide that the authorized number of directors be not less than three and not more than five, with the exact number to be determined by the Board of Directors. At the Board meeting held on December 1, 1998, the Board adopted a resolution setting the number of directors as three.

     The Company's directors are to be elected at each annual meeting of shareholders. At this Meeting, three directors, making up the entire membership of the Board of the Company as now authorized, are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualify. The nominees for election as directors at this Meeting are set forth in the table below and are all recommended by management of the Company. Each of the nominees has consented to serve as a director if elected.

     In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board.

     The three nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next annual meeting of shareholders and until their successors are elected and qualify. Subject to certain exceptions specified below, shareholders of record on the Record Date are entitled to cumulate their votes in the election of the Company's directors (i.e., they are entitled to the number of votes as determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes so determined for one person, or spread their votes among two or more persons as they see fit. No shareholder shall be entitled to cumulate votes for a given candidate for director unless such candidate's name has been placed in nomination prior to the vote and the shareholder has given notice at the Meeting, prior to the voting, of the shareholder's intention to cumulate his/her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board.

     The following table lists the nominees for election as directors and shows certain information concerning each nominee, including the number of shares of common stock of the Company beneficially owned, directly or indirectly, by such nominee as of June 30, 1999:


               Principal               Director       No. of          Percent
Nominee (1)    Occupation       Age     Since       Shares (2)        of Class
-----------   ------------     -----   ---------    ----------        ---------
Joseph Mazin   President,       52      1993        917,697(3)(4)(5)  28.0
               Chief Execu-                              (6)(7)
               tive Officer
               and Chairman
               of the Board
               PerfectData
               Corporation;
               President,
               Chief Execu-
               tive Officer
               and Chairman
               of the Board
               Flamemaster
               Corporation.

Tracie         Co-anchor        36      1995         10,100(8)           (9)
Savage         and General
               Assignment
               Reporter
               NBC
               Los Angeles

Ronald M.      President        58      1997         17,500              (9)
Chodorow       Ronald M.
               Chodorow &
               Associates,
               Inc. Accountants
               And Tax
               Consultants

-------

(1) The Company does not have a Nominating Committee of the Board. Management's nominees for election as directors at the meeting were selected by the Board of the Company and are all present directors of the Company.

(2) All shares are owned directly by the director named in the table except as otherwise indicated in a footnote below.

(3) Includes 613,497 shares owned by Flamemaster Corporation for which Mr. Mazin has voting power as President, Chairman and CEO of Flamemaster Corporation.

(4) Includes 37,700 shares owned by the Flamemaster Employees' Profit Sharing Plan for which Mr. Mazin is the fiduciary.

-------

(5) Includes 30,500 shares owned by Altius Investment Corporaation for which Mr. Mazin has shared voting power as Chairman of the Board of Altius Investment Corporation.

(6) Includes 25,000 shares which are covered by stock options which were granted June 28, 1993, and which are exercisable at any time on or before June 28, 2003. Percentage of interest includes these shares.

(7) Includes 65,000 shares which are covered by a stock option which was granted November 24, 1993, and which is exercisable at any time on or before November 24, 2003. Percentage of interest includes these shares.

(8) Includes 10,000 shares which are covered by a stock option which was granted July 20, 1995, and which is exercisable at any time on or before July 20, 2005. Percentage of interest includes these shares.

(9)  Represents less than 1%.

     Mr. Joseph Mazin was appointed in June 1993 to be a Director of the Company by the unanimous consent of the Board. Mr. Mazin was appointed Chairman, President and Chief Executive Officer of the Company in October
1993.   He is the Chairman of the Board, President and Chief Executive
Officer of Flamemaster Corporation, a publicly traded specialty chemicals manufacturer. Mr. Mazin has held this position for more than five years. He previously served as Chairman of the Board of Altius Corporation, a former manufacturer of industrial steel products.

     Ms. Tracie Savage was appointed in July 1995 to be a Director of the Company by the unanimous consent of the Board. She joined NBC-TV Los Angeles, a Television Subsidiary of National Broadcasting Company, Inc. in March of 1994. Ms. Savage is the co-anchor of NBC 4's "Today in LA: Weekend" and also serves as a general assignment reporter for the "Channel 4 News". From 1991 to 1994 she was a general assignment reporter for the independent Los Angeles station, KCAL. Ms. Savage has been in broadcast journalism for ten years and has been the recipient of numerous awards and honors in her field.

     Mr. Ronald M. Chodorow was appointed in July 1997 to be a Director of the Company by unanimous consent of the Board. Mr. Chodorow is an accountant and has been in Public Accounting since 1966. In 1978 he opened his own practice and is the president of Ronald M. Chodorow & Associates, Inc., Accountants and Tax Consultants. Mr. Chodorow has sat on the Board of Directors of many small corporations (non-publicly listed companies).

     There were four meetings of the Board held during the last fiscal year of the Company. The Company's Audit and Compensation Committees were established on April 3, 1985 and no meetings were held during the Company's last fiscal year. Both committees consist of Tracie Savage and Ronald M. Chodorow. The Board does consider nominees for election as director recommended by shareholders although no names have ever been submitted. Shareholders may make such recommendations by submitting them in writing to the Board of Directors of the Company at the address of the Company set forth on the first page of this Proxy Statement. Recommendations must be received by the Board of Directors no later than May 1, 2000.

     Directors of the Company are elected annually. The present term of office of each director will expire at the next annual meeting of shareholders of the Company or at such time as his successor is duly elected and qualified.

                          TRANSACTIONS WITH MANAGEMENT

     Mr. Mazin, President and Chief Executive Officer of the Registrant, is also President and Chief Executive Officer of Flamemaster Corporation, a publicly traded specialty chemicals manufacturer. Flamemaster Corporation has acted, in the normal course of its business, as a manufacturer of certain products for the Company. For the fiscal year ended March 31, 1999, sales of products to the Company approximated $4,816.


            REMUNERATION OF OFFICERS AND DIRECTORS AND OTHER INFORMATION

     The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to the Company during each of the last three fiscal years by the Company's Chief Executive Officer. No other executive officer of the Company earned in excess of $100,000:

                          SUMMARY COMPENSATION TABLE
                          --------------------------

                    Annual Compensation


Name and
Principal Position             Year              Salary($) (1)
------------------             ----              -------------
Joseph Mazin                  1999                $60,023
President, Chief              1998                 61,317
Executive Officer and         1997                 63,365
Chairman of the Board


(1) There are no employment agreements or contracts between the Company and Joseph Mazin.


1985 EMPLOYEE STOCK OPTION PLAN


     In January 1985, the Board of Directors of the Company established the Company's 1985 Employee Stock Option Plan (the "1985 Plan"). In November 1985, the shareholders of the Company approved the Plan. The Board of Directors voted to extend the term of the plan by twelve months thereby making the new expiration date December 31, 1996. The 1985 Plan, provided for the grant of both non-qualified stock options and incentive stock options to officers and other key employees of the Company and for the grant of non-qualified stock options to non-employee Directors of the Company. The 1985 Plan covers an aggregate of 500,000 shares of Common Stock. At March 31, 1999, options covering a total of 103,000 shares of Common Stock were outstanding at an average exercise price of $ .9945 per share. Options covering a total of 290,250 shares of the Company's Common Stock have been cancelled through March 31, 1999. A total of 286,250 shares of Common Stock have been issued upon the exercise of options granted under the 1985 Plan. The 1985 Plan is administered by the Board of Directors of the Company. The exercise price of options granted must not be less than 100% of the fair market price of the

Common Stock of the Company on the date of grant. The rate at which options granted under the 1985 Plan will be exercisable shall be determined by the Board of Directors at the time of the grant of the option, provided that the option may become exercisable in full no faster than annually over a two-year period and no slower than annually over a five-year period. Options which have been granted under the 1985 Plan are exercisable annually with respect to 25% of the total number of shares covered by the option. Options may not be exercised after the expiration of ten years from the date of grant, are non-transferable, other than by will or inheritance, and may be exercised only while an optionee is employed by the Company, except that an option may provide that it will be wholly or partially exercisable (a) within three months after an optionee's termination of employment for any reason other than cause, (b) within one year after an optionee's termination of employment, if such employment is terminated by reason of the optionee's death or permanent disability or if the optionee dies or becomes permanently disabled within three months after the termination of the optionee's employment, and (c) within thirty days after the termination of an optionee's employment for cause. The termination of a non-employee Director's employment is deemed to occur on the termination of his status as a Director of the Company.

OPTION GRANTS, EXERCISES AND HOLDINGS


                    OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     No stock options or stock appreciation rights (Scars) were granted to the Company's Chief Executive Officer named in the Summary Compensation Table during the fiscal year ended March 31, 1999.

     The following table provides certain summary information concerning the exercise of options during the 1999 fiscal year and unexercisable options held as of the end of the 1999 fiscal year by the Chief Executive Officer named in the Summary Compensation Table:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION VALUES


                                                             Value
                                               Number        of Un-
                                                of Un-     exercised
                                              exercised     In-the-
                   Shares                      Options       Money
                  Acquired                      Held        Options
                     on          Value        at Fiscal       at
Name              Exercise     Realized       Year End     FY-End(2)
                    (#)          ($)           (#)
Joseph Mazin        -             -           90,000(1)     $ --


(1)  As of March 31, 1999, all 90,000 options were exercisable.

(2) Such value is based upon the market value of the Company's Common Stock as of March 31, 1999, less the exercise price payable per share under such options.

DIRECTOR COMPENSATION

     No director receives cash compensation from the Company for services provided as a director. Non-employee directors may be granted non-qualified stock options as provided for under the Company's 1985 Employee Stock Option Plan ("1985 Plan"). During the fiscal year ended March 31, 1999, no new options were granted to non-employee directors of the Company.


                        RATIFICATION OF SELECTION OF
                       INDEPENDENT PUBLIC ACCOUNTANTS

     By the selection of the Company's Board, the accounting firm of Beckman, Kirkland & Whitney, certified public accountants, has served, and continues to serve the Company as its auditors since its most recent Annual Meeting of Shareholders. The Board has again selected Beckman, Kirkland & Whitney to serve as the Company's independent accountants for the fiscal year ending March 31, 2000. The matter is not required to be submitted for shareholder approval, but the Board has elected to seek ratification of its selection of the independent accountants by the affirmative vote of a majority of the shares of common stock represented and voted at the Meeting.

     If the selection of Beckman, Kirkland & Whitney is not ratified by the shareholders, the Board will select other independent accountants for the fiscal year ending March 31, 2000, and will not seek shareholder ratification of its choice.

     A representative of Beckman, Kirkland & Whitney is expected to be present at the Meeting and will have an opportunity to make a statement if he desires and will be available to respond to appropriate questions from the shareholders.

     THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF BECKMAN, KIRKLAND & WHITNEY AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2000. PROXIES RETURNED TO THE COMPANY WILL BE VOTED FOR THE RATIFICATION OF THE SELECTION OF BECKMAN, KIRKLAND & WHITNEY UNLESS OTHERWISE INSTRUCTED.

                             SHAREHOLDER PROPOSALS

     Shareholders who wish to present proposals for action at the next Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Shareholder proposals submitted for inclusion in the Company's Proxy Statement and form of proxy relating to the company's 2000 Annual Meeting (a) must be received by the Secretary no later than May 1, 2000 for inclusion in next year's proxy statement and proxy card, and (b) must satisfy the applicable conditions established by the Securities and Exchange Commission for shareholder proposals.

                          ANNUAL REPORT TO SHAREHOLDERS

     The Annual Report to Shareholders of the Company for the fiscal year ended March 31, 1999, including audited financial statements, has been mailed to the shareholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                                OTHER MATTERS

     The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should there be any other business incident to the conduct of the Meeting or any adjournment thereof, the person named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matter in accordance with his judgment.

                          ANNUAL REPORT ON FORM 10-K

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (EXCLUSIVE OF EXHIBITS), WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY AT PERFECTDATA CORPORATION, 110 WEST EASY STREET, SIMI VALLEY, CALIFORNIA 93065. IF EXHIBIT COPIES ARE REQUESTED, A COPYING CHARGE OF $.35 PER PAGE WILL BE MADE.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Joseph Mazin
                                        President

Simi Valley, California
July 12, 1999




     SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

The Proxy Statement herein may contain or identify a forward-looking statement. These statements are based on a number of assumptions and estimates which are inherently subject to uncertainty and contingencies, many of which are beyond the control of the Company and reflect future business decisions which are subject to change.

PROXY

                               PERFECTDATA CORPORATION
                                110 West Easy Street
                           Simi Valley, California 93065



            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Joseph Mazin as Proxy, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote as designated on the reverse side, all the shares of common Stock of PerfectData Corporation (the "Company") held of record by the undersigned on July 29, 1999 at the Annual Meeting of Shareholders to be held on September 23, 1999 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED IN PROPOSAL 1.

1.     Election of Directors
       [   ] FOR all nominees listed below       [   ] WITHHOLD AUTHORITY
       (except as marked to the                        to vote for all nominees
       contrary below)                                 listed below

       NOMINEES: Joseph Mazin, Tracie Savage and Ronald M. Chodorow

       (INSTRUCTION:   To withhold authority to vote for any individual
        nominee, write that  nominee's name in the space provided below.)

        ________________________________________________________________


2. Ratification of selection of Beckman, Kirkland & Whitney as the Independent Accountants for the Company.

       [   ]FOR              [   ]AGAINST              [   ]ABSTAIN


3. In his discretion, the Proxy is authorized to vote upon such other business incident to the conduct of the meeting.

                                     Please sign exactly as name appears to
                                     the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     Dated:____________________________________


                                     __________________________________________
                                                      Signature

                                     __________________________________________
                                              Signature if held jointly